THE
                                   WALL
                                   STREET
                                   FUND INC.






                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                         A diversified mutual fund that
                          invests in common stocks of
                           growth-oriented companies.

                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000



                                                                        Market
    Shares                                                              Value
    ------                                                              -----
                 COMMON STOCKS- 95.44%
                 AEROSPACE- 6.84%
      5,000      Cubic Corp. ...................................     $   128,438
     15,000      Lockheed Martin Corp. .........................         509,250
      2,500+     L-3 Communications ............................         192,500
      3,000      Northrop Grumman ..............................         249,000
     15,000      Raytheon Co.- Class B .........................         465,938
                                                                     -----------
                                                                       1,545,126
                                                                     -----------

                 BIOTECHNOLOGY- 18.03%
      1,500+     Abgenix, Inc. .................................          88,641
      5,000+     Biochem Pharma, Inc. ..........................         160,000
      2,000+     Biogen, Inc. ..................................         120,188
      8,000+     Chiron Corp. ..................................         356,000
      5,000+     Corixa Corp. ..................................         139,531
      3,500+     Enzon, Inc. ...................................         217,109
      5,000+     Gene Logic, Inc. ..............................          92,188
      8,000+     Genzyme Corp. .................................         719,250
      2,000+     Human Genome Sciences, Inc. ...................         138,625
      4,000+     Immunex Corp. .................................         162,625
      6,000+     Incyte Genomics, Inc. .........................         149,063
     10,000+     Martek Biosciences Corp. ......................         123,437
     10,000+     Millennium Pharmaceuticals, Inc. ..............         618,750
      4,000+     Sepracor, Inc. ................................         320,250
      9,000+     The Trizetta Group, Inc. ......................         149,906
      4,000+     Transkaryotic Therapies, Inc. .................         145,625
      5,000+     Trimeris, Inc. ................................         275,000
      5,000+     Vical, Inc. ...................................          94,219
                                                                     -----------
                                                                       4,070,407
                                                                     -----------

                 ENERGY- 4.60%
      2,000      Anadarko Petroleum Corp. ......................         142,160
      3,000+     Calpine Corp. .................................         135,188
      4,000      Devon Energy Corp. ............................         243,880
      5,000+     Hanover Compressor Co. ........................         222,813
      5,000      NUI Corp. .....................................         160,938
     10,000+     Petroleum Geo- ADR ............................         133,125
                                                                     -----------
                                                                       1,038,104
                                                                     -----------

                 ENTERTAINMENT- 0.24%
     12,000+     Zomax, Inc. ...................................          54,562
                                                                     -----------

                 FINANCIAL SERVICES- 2.16%
      3,000      American International Group, Inc. ............         295,687
      5,000      Summit Bancorp ................................         190,937
                                                                     -----------
                                                                         486,624
                                                                     -----------

                 FOOD SERVICES- 2.13%
     16,000      Sysco Corp. ...................................         480,000
                                                                     -----------

                 HEALTH CARE- 6.31%
      6,000+     Alza Corp. ....................................         255,000
     25,000+     Caremark Rx, Inc. .............................         339,063
      5,000+     Elan Corp. Plc- ADR ...........................         234,063
     19,000+     Elan Corp. Plc- Contingent Value Rights .......          14,844
      5,000+     First Health Group Corp. ......................         232,656
      2,000      Johnson & Johnson .............................         210,125
      3,000      Pfizer, Inc. ..................................         138,000
                                                                     -----------
                                                                       1,423,751
                                                                     -----------

                 MACHINERY- 3.07%
     62,500+     Flow International Corp. ......................         693,359
                                                                     -----------





                                                                        Market
    Shares                                                              Value
    ------                                                              -----
                 METALS & MINING- 0.38%
      5,000      Newmont Mining ................................     $    85,313
                                                                     -----------


                 OFFICE EQUIPMENT- 3.04%
      5,500+     EMC Corp. .....................................         365,750
      5,000+     Network Appliance, Inc. .......................         320,938
                                                                     -----------
                                                                         686,688
                                                                     -----------

                 PUBLISHING/ VIDEO/ BROADCAST- 3.22%
      5,000+     Comcast Corp. - Class A Special ...............         208,594
      5,000+     EchoStar Communications Corp.- Class A ........         113,906
     10,000+     Infinity Broadcasting Corp. ...................         279,375
      2,000      E.W. Scripps Co. ..............................         125,750
                                                                     -----------
                                                                         727,625
                                                                     -----------

                 RETAIL- 6.00%
      8,000+     Bed Bath & Beyond, Inc. .......................         179,250
      5,000      Gap, Inc. .....................................         127,500
      8,000      Home Depot, Inc. ..............................         365,500
     15,000      Tiffany & Co. .................................         474,375
      5,000      Walgreen Co. ..................................         209,063
                                                                     -----------
                                                                       1,355,688
                                                                     -----------

                 SEMICONDUCTORS- 11.39%
      6,000+     Analog Devices, Inc. ..........................         307,125
      4,000+     DuPont Photomasks, Inc. .......................         211,875
     10,000      Intel Corp. ...................................         300,625
      6,000+     Rambus, Inc. ..................................         219,187
     10,000+     RF Micro Devices, Inc. ........................         274,687
      6,000      Texas Instruments, Inc. .......................         284,250
     15,000+     Transwitch Corp. ..............................         587,344
      7,000+     Vitesse Semi-Conductor Corp. ..................         387,406
                                                                     -----------
                                                                       2,572,499
                                                                     -----------

                 SERVICES- 4.81%
      6,000+     America Online, Inc. ..........................         208,800
     10,000      Cintas Corp. ..................................         532,187
     10,000+     EPIQ Systems, Inc. ............................         171,875
     31,000+     Spacehab, Inc. ................................          83,312
      3,000+     Yahoo!, Inc. ..................................          90,094
                                                                     -----------
                                                                       1,086,268
                                                                     -----------

                 SOFTWARE- 15.10%
     20,000+     Aremissoft Corp. ..............................         850,000
     25,000+     Avant! Corp. ..................................         457,031
      5,000+     Bea Systems, Inc. .............................         336,562
      5,000+     Blue Martini Software, Inc. ...................          65,781
     10,000+     Bottomline Technologies, Inc. .................         257,187
     40,000+     Excelon Corp. .................................          58,750
      7,500+     Mapinfo Corp. .................................         354,609
     11,000+     Rational Software Corp. .......................         427,969
      3,000+     RSA Security, Inc. ............................         158,344
      3,000+     Siebel Systems, Inc. ..........................         202,781
      3,225+     VeriSign, Inc. ................................         239,053
                                                                     -----------
                                                                       3,408,067
                                                                     -----------

                 TELECOMMUNICATIONS- 8.12%
      2,000+     Amdocs Limited ................................         132,500
      6,000+     China Mobile Limited ..........................         162,750
      5,000+     Ciena Corp. ...................................         406,875
      5,000+     Cisco Systems, Inc. ...........................         191,250


                       See notes to financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                        Market
    Shares                                                              Value
    ------                                                              -----

                 TELECOMMUNICATIONS- (continued)
      2,000+     Juniper Networks, Inc. ........................     $   252,250
      6,000+     Nextel Communications, Inc. ...................         148,313
      3,000+     Proxim, Inc. ..................................         128,906
      5,000+     Qualcomm, Inc. ................................         410,781
                                                                     -----------
                                                                       1,833,625
                                                                     -----------

                 TOTAL COMMON STOCKS
                        (Cost $13,740,124) .....................      21,547,706
                                                                     -----------


Principal                                                               Market
Amount                                                                  Value
------                                                                  -----
                 CONVERTIBLE BONDS- 2.19%
   $800,000      ELOT, Inc., 7.50%, 03/15/2011 .................         360,000
    150,000      Transwitch Corp., 4.50%, 09/12/2005 ...........         133,500
                                                                     -----------

                 TOTAL CONVERTIBLE BONDS
                        (Cost $498,463) ........................         493,500
                                                                     -----------

                 TOTAL INVESTMENTS
                        (Cost $14,238,587) .............  97.63%      22,041,206

                 OTHER ASSETS LESS LIABILITIES .........   2.37%         535,038
                                                         ------      -----------

                 TOTAL NET ASSETS                        100.00%     $22,576,244
                                                         ======      ===========

                 At December 31, 2000, the cost of securities for federal tax purposes is $14,253,761. Gross unrealized appreciation and depreciation of securities are as follows:

                 Gross unrealized appreciation .................     $8,522,184
                 Gross unrealized depreciation .................       (734,739)
                                                                     ----------
                 Net unrealized appreciation ...................     $7,787,445
                                                                     ==========
+       Non-income producing security.
ADR     American Depository Receipt.





THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000



ASSETS:
Investments in securities, at value
         (cost $14,238,587)(Note 1) ...........                    $ 22,041,206
Cash ..........................................                         751,959
Receivables:
        Investment securities sold ............    $    238,670
        Fund shares sold ......................          60,188
        Interest and dividends ................          27,583
                                                   ------------
Total Receivables .............................                         326,441
Other assets ..................................                           4,203
                                                                   ------------
        Total Assets ..........................                      23,123,809

LIABILITIES:
Payables:
        Investment advisory fee (Note 3) ......          10,521
        Shareholder servicing fee (Note 3) ....           4,824
        Investment securities purchased .......         466,456
        Fund shares repurchased ...............          51,614
        Accrued expenses ......................          14,150
                                                   ------------

        Total Liabilities .....................                         547,565
                                                                   ------------
Net Assets ....................................                    $ 22,576,244
                                                                   ============

Net Assets Consist of:
        Paid in capital .......................                    $ 15,199,380
        Unrealized appreciation on
                investments ...................                       7,802,619
        Accumulated net realized loss
                on investments ................                        (425,755)
                                                                   ------------
Net Assets ....................................                    $ 22,576,244
                                                                   ============

Net asset value and
        redemption price per share
        ($22,576,244/2,237,731) shares
        outstanding) (Note 4)  ................                    $      10.09
                                                                   ============

Maximum offering price per share
        (100/96 of $10.09) ....................                    $      10.51
                                                                   ============


                       See notes to financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
Income:
        Dividends ..........................................        $    62,961
        Interest ...........................................            127,004
                                                                    -----------
Total Income ...............................................            189,965
                                                                    -----------

Expenses:
        Investment advisory fees (Note 3) ..................            177,238
        Shareholder servicing fees (Note 3) ................             15,343
        Accounting services (Note 3) .......................             49,000
        Professional fees ..................................             21,116
        Directors fees .....................................             30,000
        Transfer agent fees and  dividend
                paying expenses (Note 3) ...................             27,117
        Custodian fees .....................................             15,000
        Registration fees ..................................             14,405
        Reports to shareholders ............................             12,704
        Miscellaneous ......................................              9,648
                                                                    -----------
Total Expenses .............................................            371,571

Net investment loss ........................................           (181,606)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS: (Note 1)
Net realized gains from
        investment transactions ............................          5,060,462
Net decrease in unrealized
        appreciation on investments ........................         (4,075,140)
                                                                    -----------
Net realized and unrealized gains
        on investments .....................................            985,322
                                                                    -----------
Net increase in net assets
        resulting from operations ..........................        $   803,716
                                                                    ===========



THE WALL STREET FUND, INC.
SATEMENTS OF CHANGES IN NET ASSETS


                                                  For the            For the
                                                 year ended         year ended
                                                December 31,        December 31,
                                                   2000                1999
                                                   ----                ----

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment loss ........................     $   (181,606)     $   (184,522)
Net realized gains from
        investment transactions ............        5,060,462         3,928,244
Net increase (decrease) in unrealized
        appreciation on investments ........       (4,075,140)        5,284,830
                                                 ------------      ------------
Net increase in net assets
        resulting from operations ..........          803,716         9,028,552

Distributions to shareholders from:
        Net realized gains from
        investment transactions
        ($3.00 and $2.59 per share,
        respectively) ......................       (5,282,527)       (3,751,785)
        Net capital share transactions
        (Note 4) ...........................        4,937,002        (1,478,136)
                                                 ------------      ------------
Total increase in net assets ...............          458,191         3,798,631

NET ASSETS:
Beginning of period ........................       22,118,053        18,319,422
                                                 ------------      ------------

End of period ..............................     $ 22,576,244      $ 22,118,053
                                                 ============      ============


                       See notes to financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks, which, in the opinion of the investment adviser offer prospects of sustained growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) SECURITIES VALUATIONS - The fair value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. When market quotations are not readily available securities will be valued at fair value as determined in good faith by the Fund's Board of Directors.

(B) FEDERAL INCOME TAXES - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) OTHER - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

         In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

(2) PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2000 aggregated $22,464,697 and $23,476,641, respectively.

         The Fund incurred post-October losses of $618,266 which have been deferred and will be reflected in the year ended December 31, 2001.

(3) INVESTMENT ADVISORY FEES AND OTHER:

         The Fund has an investment advisory agreement with Wall Street Management Corporation ("WSMC" or the "Adviser"). Effective October 1, 2000, the advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund's average daily net assets. Prior to such date, the advisory fees were calculated at an annual rate of 0.75% of the first $125,000,000 of average daily net assets of the Fund. The present advisory agreement also provides for the Adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the
Fund) over 2% of the first $10,000,000, 1.50% of the next $20,000,000 and 1% of any balance of the average daily net assets of the Fund. For the year ended December 31, 2000, WSMC earned investment advisory fees of $177,238 with no reimbursement to the Fund for expenses.

         Effective October 1, 2000, the Fund entered into a shareholder servicing agreement (a "Servicing Agreement") with the Adviser pursuant to which the Adviser may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Adviser receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2000, the Adviser received $15,343 in shareholder servicing fees.

         The Adviser also serves as the Fund's principal underwriter. For the year ended December 31, 2000, WSMC received $408 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

         The Fund has arranged for American Data Services, Inc., of which the Fund's Treasurer is an officer, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totaled $76,117 for the year ended December 31, 2000.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000




(4) CAPITAL STOCK:

         At December 31, 2000, there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 2000 and the year ended December 31, 1999 were as follows:

                                                     2000                          1999
                                             ----------------------      ------------------------
                                             Shares        Amount          Shares        Amount

Shares sold ..........................       142,083    $ 1,997,943        130,096    $ 1,390,145
Shares issued for
        reinvestment of
        distribution from
        realized gains ...............       460,465      5,042,094        321,220      3,610,507
Shares redeemed ......................      (143,956)    (2,103,035)      (622,149)    (6,478,788)
                                            --------    -----------       --------    -----------
Net increase (decrease) ..............       458,592    $ 4,937,002       (170,833)   ($1,478,136)
                                            ========    ===========       ========    ===========

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                    Year Ended December 31,
                                                       2000       1999        1998         1997        1996
                                                       ----       ----        ----         ----        ----

Net asset value, beginning of period ...........   $   12.43  $     9.39   $     7.34   $     7.96  $     8.19

Income from investment operations
Net investment income (loss) ...................       (0.10)      (0.10)       (0.11)       (0.08)      (0.06)
Net realized and unrealized gains (losses)
        on investments .........................        0.76        5.73         2.39        (0.13)       0.98
Total from investment operations ...............        0.66        5.63         2.28        (0.21)       0.92

Less distributions
Dividends from net investment income ...........        0.00        0.00         0.00         0.00        0.00
Distribution from realized gains
        from security transactions .............       (3.00)      (2.59)       (0.23)       (0.41)      (1.15)
Return of capital distribution .................        0.00        0.00         0.00         0.00        0.00
Total distributions ............................       (3.00)      (2.59)       (0.23)       (0.41)      (1.15)

Net asset value, end of period .................   $   10.09  $    12.43   $     9.39   $     7.34  $     7.96

Total return** .................................        3.41%      62.88%       31.40%       (2.37%)     11.45%

Ratios/supplemental data
Net assets, end of period (in 000's)                 $22,576     $22,118      $18,319      $15,577      $15,939
Ratio of expenses to average net assets ........        1.45%       1.92%        1.89%        1.82%       1.84%
Ratio of expenses to average net assets,
        net of reimbursement ...................        1.45%       1.80%*       1.89%*       1.82%       1.82%
Ratio of net investment income (loss)
        to average net assets ..................       (0.71%)     (1.23%)      (1.33%)      (0.96%)     (0.70%)
Ratio of net investment income (loss) to average
        net assets, net of reimbursement .......       (0.71%)     (1.11%)*     (1.33%)*     (0.96%)     (0.68%)
Portfolio turnover rate ........................       92.59%     104.18%      165.84%      121.12%     142.11%





                                                                        Year Ended December 31,

                                                        1995       1994       1993        1992        1991
                                                        ----       ----       ----        ----        ----

Net asset value, beginning of period ...........   $     7.42  $    8.03  $     7.60  $     7.27  $     5.54

Income from investment operations
Net investment income (loss) ...................        (0.03)     (0.02)      (0.02)       0.01        0.03
Net realized and unrealized gains (losses)
        on investments .........................         2.60      (0.38)       1.00        0.54        2.95
Total from investment operations ...............         2.57      (0.40)       0.98        0.55        2.98

Less distributions
Dividends from net investment income ...........         0.00       0.00        0.00       (0.01)      (0.03)
Distribution from realized gains
        from security transactions .............        (1.80)     (0.21)      (0.55)      (0.21)      (1.21)
Return of capital distribution .................         0.00       0.00        0.00        0.00       (0.01)
Total distributions ............................        (1.80)     (0.21)      (0.55)      (0.22)      (1.25)

Net asset value, end of period .................   $     8.19  $    7.42  $     8.03  $     7.60  $     7.27

Total return** .................................        36.50%     (4.86%)     13.17%       7.61%      54.36%

Ratios/supplemental data
Net assets, end of period (in 000's)                  $14,383    $11,080     $11,561     $11,202     $11,032
Ratio of expenses to average net assets ........         2.02%      2.12%       2.04%       2.15%       2.10%
Ratio of expenses to average net assets,
        net of reimbursement ...................         1.90%      1.96%       1.96%       1.97%       1.98%
Ratio of net investment income (loss)
        to average net assets ..................        (0.50%)    (0.47%)     (0.31%)     (0.08%)      0.30%
Ratio of net investment income (loss) to average
        net assets, net of reimbursement .......        (0.38%)    (0.31%)     (0.23%)      0.09%       0.43%
Portfolio turnover rate ........................       143.27%     89.01%     107.22%     112.47%     159.52%

-------

* These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.
**   These returns do not include the effect of the Fund's sales charge.

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 2000

NEW POSITIONS
Abgenix, Inc., Blue Martini Software, Inc., Calpine Corp., Cubic Corp., EchoStar Communications- Class A, Amdocs Limited, DuPont Photomasks, Inc., Devon Energy Corp., Enzon, Inc., Hanover Compressor Co., Juniper Networks, Inc., Elan Corp.- Contingent Value Rights, Mapinfo Corp., NUI Corp., RSA Security, Inc., Raytheon Co.- Class B, Summit Bancorp, The Trizetta Group, Inc., Transwitch Corp. Convertible Bond

ELIMINATIONS
Adobe Systems, Inc., AFLAC, Inc., Answerthink Consulting Group, At Home Corp., American Express Co., Boeing Co., Broadcom Corp.- Class A, Blyth Industries, Sierracities.com, Inc., Canon, Inc- ADR, CCC Information Services Group, Inc., Cendant Corp., Claimsnet.com, Inc., CMGI, Inc., Compaq Computer Corp., Dell Computer Corp., Frequency Electronics, Inc., Gilead Sciences, Inc., Healteon/Webmd Corp., Inamed Corp., Inktomi Corp., ISIS Pharmaceuticals, Kyocera Corp.- ADR, Lernout & Hauspie Speech Products, Liposome Co., Inc., Leap Wireless International, Inc., Lynx Therapeutics, Inc., Microsoft Corp., New Era of Networks, Inc., Network Solutions, Inc., Open Text Corp., Pixar, Inc., Parametric Technologies, Peoplesoft, Inc., Renaissance World-Wide, Inc., Sap Ag-Sponsored ADR, Sterling Commerce, Synopsis, Inc., Security First Technologies Corp., Spyglass, Inc., Sun Micro Systems, Taiwan Semiconductor Manufacturing Co.- ADR, USWeb Corp., Visx, Inc., Verity, Inc., Worldcom, Inc., Wal-Mart Stores, Inc.

--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURN


      WALL STREET FUND                                RUSSELL GROWTH INDEX
      ----------------                                --------------------

1990     9,600                                            10,000.00
1991    14,819                                            14,367.60
1992    15,946                                            16,717.85
1993    18,045                                            19,560.56
1994    17,168                                            18,937.94
1995    23,438                                            23,900.88
1996    26,122                                            27,853.53
1997    25,503                                            34,045.74
1998    33,511                                            33,283.93
1999    54,582                                            40,392.98
2000    56,446                                            39,216.33


The current maximum initial sales charge payable on an investment in the Fund is 4.00%. At public offering price of $10,000, the net investment in the Fund would be $9,600, assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




MANAGEMENT'S DISCUSSION OF
FUND PERFORMANCE
         The Fund's diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 2000. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.

         Market prices for your Fund's investments generally increase due to strong corporate earnings and the perception of future earnings. The decreased inflow of new funds into the US market affected the prices of technology businesses as investors sold these names and to a lesser extent many excellent smaller and medium capitalization issues. The Federal Reserve's actions of raising short term interest rates modestly as well as decreasing liquidity in the aftermath of Y2K issues changed market perceptions concerning future growth during 2000. Your Fund includes small, medium as well as large capitalization issues but is weighted toward the faster growing smaller entities. Investor interest in faster growing companies decreased on a relative basis.

Dear Shareholders,

Your fund performed relatively well in the very volatile environment of the last year of the last century closing the year with a total return of +3.4%. We are also pleased to have been able to distribute a capital gain of $3.00 per share.


                          Humpty Dumpty sat on a wall,
                       Humpty Dumpty had a great fall...
                              -Mother Goose, c.1719

America is a land of wonders, in which everything is in constant motion and every change seems an improvement.
        - Alexis de Tocqueville, Democracy in America, 1835


The above two literary quotations: one pessimistic, one optimistic reflect the times. The year 2000 did end in a way that clearly has shaken the confidence of the average investor. Like Humpty Dumpty, it is currently unclear how the exuberance of the past five years can ever be restored. And that lack of visibility probably means that the worst is close to being behind us. We start with a review of the accident scene. The DJIA ended the year down 6.2%; and the S&P 500 surrendered 10.1%. The Russell 2000 was off a more modest 4.2%, while the NASDAQ disappeared to the extent of 39.6%.

It is important to understand what happened. We have written in past shareholder letters about the importance of the Federal Reserve's monetary policy. Over the past several quarters the Fed had pursued a restrictive policy. This is manifest not only in the visible benchmarks of the Fed Funds and discount rate, but also in the less closely watched, but more fundamental indicator of reserves supplied, or in last year's case removed, from the monetary base. Coming off the massive liquidity infusions surrounding year-end 1999, in the past year the Fed withdrew some $30 billion from the monetary base aggregates. Combine this liquidity squeeze with a budget "surplus" (which includes net Social Security receipts over disbursements) in the amount of $237 billion, and you have what is known to economists as fiscal drag. Is it any wonder, then, that with this quarter of a trillion dollars in real, cash money out of our financial system, it caused a decline in financial asset values?

Add to these macro-economic fundamentals the true aftermath of the Y2K preparedness issue: a lot of technology was purchased in 1999 that did not need to be replaced or upgraded in 2000, particularly during the usual fourth quarter period when the bulk of capital budgets are usually spent. Further, many already shaky Internet business models failed without fresh cash. Now layer on top of these fundamental issues the outrageous circumstances surrounding our recent "national" election. The psychological fallout from five weeks of uncertainty in the peaceful transition of political power had a tangible, immediate impact on our nation's economy. This was especially true at the corporate purchasing level, where incentives were reversed to reward indecision and procrastination; and at the consumer level, where the subtle glow of the "wealth" effect dimmed along with every reversal in the NASDAQ's fortune. Although one might posit that corporate earnings were due for a slowdown, and that valuations were unsustainable given that likely eventuality; we might ask, is it any wonder that the year ended the way it did?

The more optimistic de Tocqueville quote in a sense presages Joseph Schumpeter's concept of creative destruction, encompassing change, adaptability, and the replacement of old ideas with the new. This is evident in technology, but can be seen broadly throughout our economy, particularly in the area of proprietary intellectual capital and innovation which is our nation's strong suit. From another perspective, consider the early colonists of America. Plymouth Colony suffered losses of half the population in the first winter; yet the concept of the New World took root and flourished. We think that this same tenacity will hold for technological innovation, and that the importance of innovation both to our economy and to the S&P 500 index will be once again prominently and confidently in the forefront of investors' consciousness. Handheld may supplant desktop, broadband wireless may obsolete DSL, genetics may change pharmaceuticals. But it will take some time.

WE ARE PLEASED TO SEE THAT CHAIRMAN GREENSPAN IS ONCE AGAIN IN THE GAME ON OUR SIDE, AND THE DRAMATIC RATE CUT OF LAST WEEK SUGGESTS THAT FURTHER ACTION IS FORTHCOMING. Over the past five weeks, the Fed has begun restoring a meaningful amount to our monetary base, which should provide some relief to the markets. This is absolutely necessary to restore financial confidence. The immediate efficacy of this relief may be different from that offered by the Fed's reaction to previous crises in 1987, 1990 and 1998; now we have a confidence problem that has taken root in fundamentals to some extent, and may not be as swiftly reversed. There is the possibility that economic activity may have decelerated so rapidly that a statistical recession is unavoidable in the short run. The truth is that we are in a period of intense change, where visibility is, in fact, quite limited.

What types of companies and what types of stocks will do well in the future? We believe that growth companies, with their long horizons, sustainable earnings streams, inherent innovation, successful adaptability, and proven management teams provide the best investment vehicles. We take the time to identify great growth companies with long futures, be they in the area of internet technology, life sciences or elsewhere. Our thoughts and beliefs about the best way to meet our shareholders needs and objectives do not change in a period such as this, and so our long-term strategy does not change. Tactically, we may recognize a more difficult market, and respond through a more broadly diversified portfolio, a somewhat higher cash balance, and more aggressive profit taking moves, but our long held strategy to achieve outstanding equity performance remains unshaken. We strive to make our clients the owners of companies with superior growth prospects and our five star rating from Morningstar for the past three years performance reflects this.

The pessimism that abounds in the markets at the start of the Millennium is at some level unabashedly bullish in the long run. We believe that earnings visibility will improve throughout the year and coupled with a much more accommodative Federal Reserve policy, will foster a restoration of confidence and better securities markets.


January 12, 2001
                                                        Sincerely,

                                                        /s/ ROBERT P. MORSE
                                                        -------------------
                                                        Robert P. Morse
                                                        President

INDEPENDENT AUDITOR'S REPORT

To The Board of Directors and Shareholders of
The Wall Street Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Wall Street Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2000 and each of the seven years in the period ended December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented of The Wall Street Fund, Inc. for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 11, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP


New York, New York
February 23, 2001

DIRECTORS
Clifton H.W. Maloney
Edward J. McCann
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President
Jian H. Wang, Vice President
Michael Miola, Treasurer
Giovanni Urena, Secretary


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT
AMERICAN DATA SERVICES
150 Motor Parkway
Hauppauge, New York 11788


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, New York 10036




    THE WALL STREET FUND, INC.
   230 Park Avenue, Suite 1635
     New York, New York 10169
          (212) 856-8250
          1-800-443-4693
 http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com